SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 30, 2002


                              COASTAL BANCORP, INC.
               (Exact name of registrant as specified in charter)

         TEXAS                         0-24526                76-0428727
-----------------------------  ------------------------  -------------------
(State or other jurisdiction                                (IRS Employer
    of incorporation)          (Commission File Number)   Identification No.)



5718 WESTHEIMER, SUITE 600, HOUSTON, TEXAS                             77057
------------------------------------------                         -------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number including area code:  (713)  435-5000

(Former name or former address, if changed since last report):  NOT  APPLICABLE

ITEM.  5.     OTHER  EVENTS.

     Coastal Bancorp, Inc. ("Bancorp") announced that Mr. James C. Niver has resigned from the Board of Directors for personal reasons as of June 30, 2002. The Board of Directors has filled the vacancy left by Mr. Niver's resignation by electing Mr. Clayton T. Stone to the Board, effective July 1, 2002. Mr. Stone will serve until Bancorp's annual meeting of stockholders in 2003. Mr. Stone was also elected to fill Mr. Niver's seat on the Board of Bancorp's indirect, wholly-owned subsidiary, Coastal Banc ssb.

     Mr. Stone, 68, previously served on Bancorp's Board of Directors from August 1995 until April 1999. Mr. Stone has been an Executive Vice President of Hines Interests Limited Partnership, Aspen, Colorado since 1996. Prior to 1996, he was an independent business consultant and had retired as an officer of Gerald Hines Interests, Houston, Texas.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July  17,  2002                   COASTAL  BANCORP,  INC.

                                        /s/  Catherine  N.  Wylie
                                        By:  Catherine  N.  Wylie
                                        Senior  Executive  Vice  President/
                                        Chief  Financial  Officer